Exhibit 10.3

SECURITY AGREEMENT FOR GRID NOTES

This SECURITY AGREEMENT FOR GRID NOTES, dated as of October 8, 2009 (this “Agreement”), is among ICP Solar Technologies, Inc., a Nevada corporation (the “Company”), all of the active Subsidiaries of the Company (such subsidiaries, the “Guarantors” and together with the Company, the “Debtors”) and the holders of the Company’s Grid Notes due October 1, 2010 and issued from time to time pursuant to the Line of Credit Agreement dated October 8, 2009 (the “Line of Credit Agreement”), in the original aggregate principal amount of up to $888,000 (collectively, the “Grid Notes”) signatory hereto, their endorsees, transferees and assigns.

W I T N E S S E T H:

WHEREAS, BridgePointe Master Fund Ltd., Platinum Long Term Growth VI, LLC, Gemini Master Fund, Ltd. (collectively the “Initial Buyers”) and the Company (collectively the “Initial Parties”) previously entered into an Intellectual Property Security Agreement dated on or about June 13, 2009 (the “Intellectual Property Security Agreement”) and a Security Agreement dated June 13, 2008, which was subsequently amended and restated on December 31, 2008 (“Initial Security Agreement”)(collectively, the “Initial Security Documents”);

WHEREAS, the Initial Parties have agreed that the security interest granted herein to the Secured Parties (as defined herein) shall rank pari passu with the security interest (“Initial Security Interest”) granted to the Initial Buyers (“Initial Secured Parties”) pursuant to the Initial Security Documents;

WHEREAS, pursuant to the Line of Credit Agreement, the Secured Parties have severally and not jointly agreed to the terms under which the Buyers may extend the loans to the Company evidenced by the Grid Notes;

WHEREAS, pursuant to a certain Subsidiary Guarantee, dated as of the date hereof (the “Guarantee”), the Guarantors have jointly and severally agreed to guarantee and act as surety for payment of all obligations under such Grid Notes; and

WHEREAS, in order to induce the Secured Parties to extend the loans evidenced by the Grid Notes, each Debtor has agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party and through the Agent, a security interest in certain property of such Debtor to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Grid Notes and the Guarantors’ obligations under the Guarantee.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

The Parties to this Agreement agree that all of the terms and conditions set forth in the Initial Documents shall apply mutatis mutandis to this Agreement.

2.

Capitalized terms not otherwise defined shall have the meanings set forth in the Initial Security Agreement. For purposes hereof, the following terms shall have the following meanings:

“Buyer” shall have the meaning set forth in the Line of Credit Agreement.

“Grid Note Obligations” shall mean all obligations of the Debtors to the Buyers under the Grid Notes issued or issuable under the Line of Credit Agreement and all obligations of the Debtors to the Buyers under the accompanying Transaction Documents

“Secured Parties” shall mean the Buyers.

3.

The Parties further agree that the Initial Security Interest granted to each Initial Secured Party therein including the security granted on Collateral, Intellectual Property and Pledged Securities (each as defined in the Initial Securities Agreement) shall be continued and applied to the Grid Notes held by the respective Secured Party herein. The term “Obligations” under the Initial Security Agreement and under the Guarantee agreement between the parities shall expressly be deemed to include the Grid Note Obligations.

4.

This Agreement creates, and each Debtor grants, in favor of the Buyers a valid security interest in the Collateral, securing the payment and performance of the Grid Note Obligations. All security interests created under the Initial Documents shall be deemed to have been made and perfected to include all obligations under the Grid Notes issued or issuable under the Line of Credit Agreement and all obligations under the accompanying Transaction Documents.

5.

The execution, delivery and performance of this Agreement by the Debtors does not (i) violate any of the provisions of any Organizational Documents of any Debtor or any judgment, decree, order or award of any court, governmental body or arbitrator or any applicable law, rule or regulation applicable to any Debtor or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing any Debtor's debt or otherwise) or other understanding to which any Debtor is a party or by which any property or asset of any Debtor is bound or affected. If any, all required consents (including, without limitation, from stockholders or creditors of any Debtor) necessary for any Debtor to enter into and perform its obligations hereunder have been obtained.

6.

Each Debtor to this Agreement shall be bound by all of the terms and obligations to the Secured Parties, as set forth in the Initial Documents.

7.

To the extent that the grant of the security interest in the Collateral and the enforcement of the terms hereof require the consent, approval or action of any partner or member, as applicable, of any Debtor or any direct or indirect subsidiary of any Debtor or compliance with any provisions of any of the Organizational Documents, the Debtors hereby grant such consent and approval and waive any such noncompliance with the terms of said documents.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement for Grid Notes to be duly executed on the day and year first above written.

ICP SOLAR TECHNOLOGIES, INC.

By:__________________________________________

Name:
Title:

1260491 ALBERTA, INC.

By:__________________________________________

Name:
Title:

ICP SOLAR TECHNOLOGIES, INC. (CANADA)

By:__________________________________________

Name:
Title:

ICP GLOBAL TECHNOLOGIES, INC. (CANADA)

By:__________________________________________

Name:
Title:

WES POWER TECHNOLOGY, INC. (CANADA)

By:_________________________________________

Name:
Title:

[SIGNATURE PAGE OF INITIAL BUYERS/BUYERS FOLLOWS]

[SIGNATURE PAGE OF INITIAL BUYERS/BUYERS TO ICP SOLAR TECHNOLOGIES, INC. SECURITY AGREEMENT FOR GRID NOTES]

Name of Entity: __________________________

Signature of Authorized Signatory of Investing entity: _________________________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: __________________________

Check One or Both:

Initial Buyer: ___________

Buyer of Grid Notes: ___________